Exhibit 10.2

EXPLANATORY NOTE: “***” INDICATES THE PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

HHSC Contract No. 529-06-0280-00014-S

Version 1.18.1

Part 1: Parties to the Contract:

This Contract Amendment (the “Amendment”) is between the Texas Health and Human Services Commission (HHSC), an administrative agency within the executive department of the State of Texas, having its principal office at 4900 North Lamar Boulevard, Austin, Texas 78751, and Superior HealthPlan, Inc. (HMO) a corporation organized under the laws of the State of Texas, having its principal place of business at: 2100 South IH-35, Suite 202, Austin, Texas 78704.  HHSC and HMO may be referred to in this Amendment individually as a “Party” and collectively as the “Parties.”

The Parties hereby agree to amend their original contract, HHSC contract number 529-06-0280-00014 (the “Contract”) as set forth herein.  The Parties agree that the terms of the Contract will remain in effect and continue to govern except to the extent modified in this Amendment.

This Amendment is executed by the Parties in accordance with the authority granted in Attachment A to the HHSC Managed Care Contract document, “HHSC Uniform Managed Care Contract Terms & Conditions,” Article 8, “Amendments and Modifications.”

Part 2: Effective Date of Amendment:	Part 3: Contract Expiration Date	Part 4: Operational Start Date:
March 1, 2011	August 31, 2013	STAR and CHIP HMOs: September 1, 2006 STAR+PLUS HMOs: February 1, 2007 CHIP Perinatal HMOs: January 1, 2007
Part 5: Project Managers:
HHSC:
Scott Schalchlin
Director, Health Plan Operations
11209 Metric Boulevard, Building H
Austin, Texas 78758
Phone: 512-491-1866
Fax: 512-491-1969

HMO:
Susan Erickson
Director of Contract Management
2100 South IH-35, Suite 202
Austin, Texas 78704
Phone: 512-692-1465
Fax: 512-692-1474
E-mail: serickson@centene.com

Part 6: Deliver Legal Notices to:
HHSC: General Counsel 4900 North Lamar Boulevard, 4th Floor Austin, Texas 78751 Fax: 512-424-6586 HMO: Superior HealthPlan 2100 South IH-35, Suite 202 Austin, Texas 78704 Fax: 512-692-1435
Part 7: HMO Programs and Service Areas:
This Contract applies to the following HHSC HMO Programs and Service Areas (check all that apply). All references in the Contract Attachments to HMO Programs or Service Areas that are not checked are superfluous and do not apply to the HMO.
 ☒ Medicaid STAR HMO Program
    Service Areas:
    ☒ Bexar                          ☒ Lubbock
    ☐ Dallas                         ☒ Nueces
    ☒ El Paso                       ☐ Tarrant
    ☐ Harris                         ☒ Travis
See Attachment B-6, “Map of Counties with HMO Program Service Areas,” for listing of counties included within the STAR Service Areas.

  ☒ Medicaid STAR+PLUS HMO Program
    Service Areas:
    ☒Bexar                            ☒ Nueces
    ☐Harris                            ☐Travis
See Attachment B-6.1, “Map of Counties with STAR+PLUS HMO Program Service Areas,” for listing of counties included within the STAR+PLUS Service Areas.

 ☒CHIP HMO Program
    Core Service Areas:
  ☒ Bexar         ☒ Nueces
  ☐     Dallas        ☐Tarrant
  ☒ El Paso      ☒ Travis
  ☐ Harris
  ☒ Lubbock

    Optional Service Areas:
  ☒ Bexar                  ☒ Lubbock
  ☒   El Paso               ☒Nueces
  ☐ Harris                  ☒Travis

  See Attachment B-6, “Map of Counties with HMO Program Service Areas,” for listing of counties included within the CHIP Core Service Areas and CHIP Optional Service Areas.

☒CHIP Perinatal Program
    Core Service Areas:
    ☒Bexar         ☒ Nueces
    ☐ Dallas        ☐Tarrant
    ☒El Paso       ☒ Travis
    ☐Harris
    ☒Lubbock

    Optional Service Areas:
    ☒Bexar                 ☒ Lubbock
    ☒El Paso               ☒Nueces
   ☐Harris                  ☒Travis

  See Attachment B-6.2, “Map of Counties with CHIP Perinatal HMO Program Service Areas,” for a list of counties included within the CHIP Perinatal Service Areas.

Part 8: Payment
Part 8 of the HHSC Managed Care Contract document, “Payment,” is modified to add the capitation rates for Rate Period 5.

☒Medicaid STAR HMO PROGRAM
Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the STAR Program. The following Rate Cells and Capitation Rates will apply to Rate Period 5:
***

Delivery Supplemental Payment:  See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the methodology for establishing the Delivery Supplemental Payment for the STAR Program.

Bariatric Supplemental Payment:  See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the methodology for establishing the Bariatric Supplemental Payment for the STAR Program.

☒Medicaid STAR+PLUS HMO Program

Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the STAR+PLUS Program.  The following Rate Cells and Capitation Rates will apply to Rate Period 5:
***

Bariatric Supplemental Payment:  See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the methodology for establishing the Bariatric Supplemental Payment for the STAR+PLUS Program.

☒CHIP HMO PROGRAM
Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the CHIP Program. The following Rate Cells and Capitation Rates will apply to Rate Period 5:
***

☒CHIP Perinatal Program

Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the CHIP Perinatal Program.

***

Part 9: Contract Attachments:

Modifications to Part 9 of the HHSC Managed Care Contract document, “Contract Attachments,” are italicized below:
A: HHSC Uniform Managed Care Contract Terms & Conditions - Version 1.18 is replaced with Version 1.18.1
B: Scope of Work/Performance Measures – Version 1.18 is replaced with Version 1.18.1 for all attachments, except if noted.
    B-1: HHSC RFP 529-04-272, Sections 6-9
    B-2: Covered Services
       B-2.1 STAR+PLUS Covered Services
       B-2.2 CHIP Perinatal Program Covered Services
    B-3: Value-added Services
       B-3.1 STAR+PLUS Value-added Services
       B-3.2 CHIP Perinatal Program Value-added Services
    B-4: Performance Improvement Goals
       B-4.1 SFY 2008 Performance Improvement Goals
    B-5: Deliverables/Liquidated Damages Matrix
    B-6: Map of Counties with STAR and CHIP HMO Program Service Areas
       B-6.1 STAR+PLUS Service Areas
       B-6.2 CHIP Perinatal Program Service Areas
    B-7: STAR+PLUS Attendant Care Enhanced Payment Methodology
C: HMO’s Proposal and Related Documents
    C-1: HMO’s Proposal
    C-2: HMO Supplemental Responses
    C-3: Agreed Modifications to HMO’s Proposal

Part 10: Special Provision for Nueces Service Area

Attachment A, Section 10.04 is amended to include sub-part (b) as follows:
(b) In addition to the reasons set forth in Section 10.04(a), the Parties expressly understand and agree that HHSC may, at any time, unilaterally adjust the Rate Period 2 STAR Program Capitation Rates for the Nueces Service Area. HHSC is entitled to unilaterally adjust such rates, prospectively and/or retrospectively, if it determines that: (1) the cumulative Rate Period 2 Encounter Data for all HMOs in the Nueces Service Area does not support the Capitation Rates; or (2) economic factors in the Nueces Service Area significantly and measurably impact providers or the delivery of Covered Services to Members. For adjustments made pursuant to this Section 10.04(b), HHSC will provide written notice at least ten (10) Business Days before: (1) the effective date of a prospective adjustment; (2) offsetting Capitation Payments to recover retrospective adjustments. Any adjustments to the Rate Period 2 Capitation Rates must meet the actuarial soundness requirements of Attachment A, Section 10.03, “Certification of Capitation Rates.”

Part 11: Signatures:
The Parties have executed this Contract Amendment in their capacities as stated below with authority to bind their organizations on the dates set forth by their signatures.  By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made part of the Contract as though it were set out word for word in the Contract.

Texas Health and Human Services Commission
/s/ Charles E. Bell, M.D.
Charles E. Bell, M.D.
Deputy Executive Commissioner for Health Services
Date: 6/13/11

Superior HealthPlan, Inc.
/s/ Thomas Wise
By:  Thomas Wise
Title: President and CEO
Date: 5/10/11